UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2022
Date of Report (Date of earliest event reported)

ANSYS, Inc.
(Exact name of registrant as specified in its charter)

Delaware			0-20853	04-3219960
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)
2600 ANSYS Drive,	Canonsburg,	PA		15317
(Address of Principal Executive Offices)				(Zip Code)

844-462-6797
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value per share	ANSS	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 12, 2022, ANSYS, Inc. (“Ansys” or the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the ANSYS, Inc. 2022 Employee Stock Purchase Plan (the “2022 ESPP”) and the reservation by Ansys’ Board of Directors (the “Board”) of 750,000 shares of the Company’s common stock under the 2022 ESPP. The 2022 ESPP previously had been approved, subject to stockholder approval, by the Board.
The 2022 ESPP allows employees of the Company and its designated subsidiaries to purchase shares of the Company’s common stock at a discount to fair market value of 10% in accordance with the terms and conditions of the 2022 ESPP. A more complete description of the terms of the 2022 ESPP can be found in “Proposal 7: Approval of the ANSYS, Inc. 2022 Employee Stock Purchase Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2022 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing description of the 2022 ESPP does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2022 ESPP, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the Company’s stockholders approved the following amendments to the Company’s Restated Certificate of Incorporation (the “Charter”) (such amendments, collectively, the “Charter Amendments”):

•the amendment of Article VI, Section 5 of the Charter to eliminate the supermajority vote requirement to remove a director;
•the amendment of Article VIII, Section 2 of the Charter to eliminate the supermajority vote requirement for stockholders to amend or repeal the Company’s Amended and Restated By-Laws (the “By-Laws”) (such amendment, the “Article VIII Charter Amendment”); and
•the amendment of Article IX of the Charter to eliminate the supermajority vote requirement for stockholders to approve amendments to or repeal certain provisions of the Charter.

The Charter Amendments replaced each supermajority vote requirement described above with a simple majority vote requirement. In connection with the Article VIII Charter Amendment, the Board approved conforming amendments to Article VI, Section 8(b) of the By-Laws to replace the two-thirds supermajority voting provision required for stockholders to amend or repeal the By-Laws without the prior recommendation of the Board with a majority voting standard (the “By-Law Amendments”), which amendments were contingent upon stockholder approval and implementation of the Article VIII Charter Amendment. On May 16, 2022 (the “Effective Date”), the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware implementing the Charter Amendments, including the Article VIII Charter Amendment (the “Certificate of Amendment”). Consequently, the By-Law Amendments were also implemented on the Effective Date.

The foregoing descriptions are qualified in their entirety by reference to the complete texts of the Certificate of Amendment and the Company’s Fourth Amended and Restated By-Laws, which are attached hereto as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on May 12, 2022, the Company’s stockholders considered and voted on the matters listed below. The proposals are described in detail in the Proxy Statement. The final voting results from the Annual Meeting are set forth below.
Proposal 1: Election of Three Class II Directors for Three-Year Terms

The Company’s stockholders elected each of the following nominees to serve as a director of the Company for a three-year term expiring in 2025. For each nominee, the votes were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Anil Chakravarthy	75,220,496	406,433	18,132	4,378,892
Barbara V. Scherer	72,900,704	2,721,427	22,930	4,378,892
Ravi Vijayaraghavan	66,155,641	9,246,463	242,957	4,378,892

Proposal 2: Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2022

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
76,919,492	3,092,886	11,575	—

Proposal 3: Advisory Approval of the Compensation of Our Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
66,688,385	8,673,236	283,440	4,378,892

Proposal 4: Approval of the Amendment of Article VI, Section 5 of the Charter to Eliminate the Supermajority Vote Requirement to Remove a Director

The Company’s stockholders approved the amendment of Article VI, Section 5 of the Charter to eliminate the supermajority vote requirement to remove a director. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
75,583,443	41,669	19,949	4,378,892

Proposal 5: Approval of the Amendment of Article VIII, Section 2 of the Charter to Eliminate the Supermajority Vote Requirement for Stockholders to Amend or Repeal the By-Laws

The Company’s stockholders approved the amendment of Article VIII, Section 2 of the Charter to eliminate the supermajority vote requirement for stockholders to amend or repeal the By-Laws. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
75,343,081	281,567	20,413	4,378,892

Proposal 6: Approval of the Amendment of Article IX of the Charter to Eliminate the Supermajority Vote Requirement for Stockholders to Approve Amendments to or Repeal Certain Provisions of the Charter

The Company’s stockholders approved the amendment of Article IX of the Charter to eliminate the supermajority vote requirement for stockholders to approve amendments to or repeal certain provisions of the Charter. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
75,341,122	272,971	30,968	4,378,892

Proposal 7: Approval of the ANSYS, Inc. 2022 Employee Stock Purchase Plan

The Company’s stockholders approved the ANSYS, Inc. 2022 Employee Stock Purchase Plan. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
75,528,376	86,677	30,008	4,378,892

Proposal 8: Stockholder Proposal Requesting the Annual Election of Directors, if Properly Presented

The Company’s stockholders approved the stockholder proposal requesting the annual election of directors. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
67,896,668	7,593,317	155,076	4,378,892

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 3.1	Certificate of Amendment to the Restated Certificate of Incorporation of ANSYS, Inc., dated May 16, 2022

Exhibit 3.2	Fourth Amended and Restated By-Laws of ANSYS, Inc., adopted and effective May 16, 2022

Exhibit 99.1	ANSYS, Inc. 2022 Employee Stock Purchase Plan

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANSYS, Inc.

Date:	May 17, 2022	By:	/s/ Janet Lee
		Name:	Janet Lee
		Title:	Vice President, General Counsel and Secretary